SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_|  Preliminary Proxy Statement
     Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Under 14a-12

                            IMPAX LABORATORIES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box)
|X|  No Fee Required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

         -----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

     (5) Total fee paid:

         -----------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously paid:

         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:


         -----------------------------------------------------------------------

     (3) Filing Party:

         -----------------------------------------------------------------------

     (4) Date Filed:

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


                            IMPAX LABORATORIES, INC.
                              30831 Huntwood Avenue
                            Hayward, California 94544

--------------------------------------------------------------------------------



Dear Stockholder:

     You are cordially invited to attend the Company's Annual Meeting of Stockholders to be held on Monday, May 22, 2000 at 10:00 A.M., Pacific Standard Time, at Crowne Plaza Hotel, 1221 Chess Drive, Foster City, CA 94404.

     The formal Notice of Meeting and the accompanying Proxy Statement set forth proposals for your consideration this year. You are being asked to elect directors and to ratify the appointment of PricewaterhouseCoopers LLP as the independent accountants of the Company.

     At the meeting, the Board of Directors will also report on the affairs of the Company, and a discussion period will be provided for questions and comments of general interest to stockholders.

     We look forward to greeting personally those of you who are able to be present at the meeting. However, whether or not you are able to be with us at the meeting, it is important that your shares be represented. Accordingly, you are requested to sign, date and mail, at your earliest convenience, the enclosed proxy in the envelope provided for your use.

     Thank you for your cooperation.

                                Very truly yours,



                                Charles Hsiao, Ph.D.
                                Chairman and Co-Chief Executive Officer


April 17, 2000

                            IMPAX LABORATORIES, INC.
                              30831 Huntwood Avenue
                            Hayward, California 94544

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 22, 2000

--------------------------------------------------------------------------------

     To the Stockholders of Impax Laboratories, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Impax Laboratories, Inc. (the "Company") will be held on Monday, May 22, 2000 at 10:00 A.M., Pacific Standard Time, at Crowne Plaza Hotel, 1221 Chess Drive, Foster City, CA 94404, for the following purposes:

          (1) To elect nine directors to serve for the ensuing year.

          (2) To consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2000.

          (3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 12, 2000 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     All stockholders are cordially invited to attend the Annual Meeting in person. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, EACH STOCKHOLDER IS URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. No postage is required if the proxy is mailed in the United States. Stockholders who attend the Annual Meeting may revoke their proxy and vote their shares in person.

                                      By Order of the Board of Directors



                                      CORNEL C. SPIEGLER
                                      Secretary

Hayward, California
April 17, 2000

                            IMPAX LABORATORIES, INC.
                              30831 HUNTWOOD AVENUE
                            HAYWARD, CALIFORNIA 94544

                     --------------------------------------

                                 PROXY STATEMENT

                     --------------------------------------

                               GENERAL INFORMATION

GENERAL

     This Proxy Statement (first mailed to stockholders on or about April 17, 2000) is furnished to the holders of Common Stock, par value $.01 per share (the "Common Stock"), Series 1A Convertible Preferred Stock, par value $.01 per share, Series 1B Convertible Preferred Stock (collectively with the Series 1A Convertible Preferred Stock, the "Series 1 Preferred"), and Series 2 Convertible Preferred Stock, par value $.01 per share (the "Series 2 Preferred"), of Impax Laboratories, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting"), or at any adjournment thereof, pursuant to the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held on Monday, May 22, 2000 at 10:00 A.M., Pacific Standard Time, at Crowne Plaza Hotel, 1221 Chess Drive, Foster City, CA 94404.

     At the Annual Meeting stockholders will consider and vote upon: (i) the election of nine directors to the Board of Directors, and (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as the independent accountants of the Company for the fiscal year ending December 31, 2000.

     Management currently is not aware of any other matters that will come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated as proxies intend to vote in accordance with their best judgment on such matters.

     Proxies for use at the Annual Meeting are being solicited by the Board of Directors of the Company. Proxies will be solicited chiefly by mail; however, certain officers, directors, employees and agents of the Company, none of whom will receive additional compensation therefor, may solicit proxies by telephone, telegram or other personal contact. The Company will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares of Common Stock, Series 1 Preferred and Series 2 Preferred (collectively, the "Capital Stock").

REVOCABILITY AND VOTING OF PROXY

     A form of proxy for use at the Annual Meeting and a return envelope for the proxy are enclosed. Unless otherwise indicated on the form of proxy, shares of Capital Stock represented by any proxy in the enclosed form, assuming the proxy is properly executed and received by the Company prior to the Annual Meeting, will be voted with respect to the following items on the agenda: (i) the election of each of the nominees for director as shown on the form of proxy and
(ii) ratification of the appointment of PricewaterhouseCoopers LLP as the independent accountants of the Company.

     Stockholders may revoke the authority granted by their execution of a proxy at any time prior to the effective exercise of the powers conferred by that proxy by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. Shares of Capital Stock represented by executed and unrevoked proxies will be voted in accordance with the instructions specified in such proxies. If no specifications are given, the proxies intend to vote the shares represented thereby "for" the election of each of the nominees for director as shown on the form of proxy and "for" the ratification of the appointment of PricewaterhouseCoopers LLP as the independent accountants of the Company, and in accordance with their best judgment on any other matters that may properly come before the meeting.

     The enclosed Proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting:
(i) approval of the Minutes of a prior meeting of Stockholders, if such approval does not amount to ratification of the action taken at the meeting; (ii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iii) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934; and (iv) matters incident to the conduct of the Impax Laboratories, Inc. Annual Meeting. In connection with such matters, the person named in the enclosed proxy will vote in accordance with their best judgment.

RECORD DATE AND VOTING RIGHTS

     On April 12, 2000, there were issued and outstanding 24,869,847 shares of Common Stock, 220,000 shares of Series 1 Preferred and 150,000 shares of Series 2 Preferred. Only stockholders of record at the close of business on April 12, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     Each share of Common Stock is entitled to one vote upon each of the matters to be presented at the Annual Meeting. The holders of shares of Series 1 Preferred and Series 2 Preferred vote, in general, as a single class with the holders of the Common Stock, on all matters voted on by the stockholders of the Company, with each holder of Series 1 Preferred or Series 2 Preferred entitled to the number of shares of Common Stock into which that holder's shares would then be convertible. At the Record Date, each share of Series 1A Preferred Stock ("Series 1A") was convertible into 50 shares of Common Stock, each share of Series 1B Preferred Stock ("Series 1B") was convertible into 66.7 shares of Common Stock and each share of Series 2 Preferred was convertible into 20 shares of Common Stock. Accordingly, as of the Record Date, the holders of the shares of Common Stock, Series 1 Preferred and Series 2 Preferred are entitled to cast a total of 41,711,567 votes.

     The affirmative vote of the holders of a plurality of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the ratification of the appointment of PricewaterhouseCoopers LLP.

     Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will not be counted with respect to the specific matter being voted upon. As a result, abstentions from the vote to consider the ratification of the appointment of PricewaterhouseCoopers LLP and broker non-votes are effectively treated as votes against the proposals, making it more difficult to obtain the necessary approval for these proposals. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY
CERTAIN STOCKHOLDERS AND MANAGEMENT

     The following table sets forth information as of March 31, 2000 (except as otherwise noted in the footnotes) regarding the beneficial ownership of the Company's Capital Stock of : (i) each person known by the Company to own beneficially more that five percent of the outstanding Common Stock, Series 1 Preferred or Series 2 Preferred; (ii) each director and nominee for election as a director of the Company; (iii) each executive officer named in the Summary Compensation Table (see "Executive Compensation"); and (iv) all directors and executive officers of the Company as a group. Except as otherwise specified, the named beneficial owner has the sole voting and investment power over the shares listed.


                                                                          SHARES BENEFICIALLY OWNED +
                                                     -------------------------------------------------------------------
                                                                                     SERIES 1               SERIES 2
                                                          COMMON STOCK           PREFERRED STOCK         PREFERRED STOCK
                                                     ----------------------   ----------------------     ---------------
NAME AND ADDRESS OF BENEFICIAL OWNER                 NO. OF SHARES  PERCENT   NO. OF SHARES  PERCENT     NO. OF SHARES
------------------------------------                 -------------  -------   -------------  -------     -------------

Barry R. Edwards (1)                                       118,384     *                 --       --         --      --
   c/o Impax Laboratories, Inc.
   3735 Castor Avenue
   Philadelphia, PA 19124

David J. Edwards (2)                                         1,667     *                 --       --         --      --
   c/o Fleming Capital Management
   Robert Fleming, Inc.
   320 Park Avenue
   New York, NY 10022

Nigel Fleming, Ph.D.                                            --    --                 --       --         --      --
   2360 Pacific Avenue, #504
   San Francisco, CA 94115

Charles Hsiao, Ph.D. (3)                                 4,942,974    19.2               --       --      5,000     3.3
   c/o Impax Laboratories, Inc.
   30831 Huntwood Avenue
   Hayward, CA 94544

Larry Hsu, Ph.D. (4)                                     2,691,383    10.5               --       --         --      --
   c/o Impax Laboratories, Inc.
   30831 Huntwood Avenue
   Hayward, CA 94544

Brian Keng (5)                                                  --    --                 --       --         --      --
   c/o China Development
   Industrial Bank
   3945 Freedom Circle, Suite 1150
   Santa Clara, CA 95054

Jason Lin (6)                                            4,269,357    14.7           55,000     25.0     30,000    20.0
   c/o Uni-President Enterprises Corp.
   301 Chung Cheng Road
   Yeong Kang
   Tainan Hslen, Taiwan R.O.C.

Michael Markbreiter (7)                                     11,667     *                 --       --         --      --
   c/o Kingdon Capital
   Management Corp.
   152 West 57th Street
   New York, NY 10019

                                                                          SHARES BENEFICIALLY OWNED +
                                                     -------------------------------------------------------------------
                                                                                     SERIES 1               SERIES 2
                                                          COMMON STOCK           PREFERRED STOCK         PREFERRED STOCK
                                                     ----------------------   ----------------------     ---------------
NAME AND ADDRESS OF BENEFICIAL OWNER                 NO. OF SHARES  PERCENT   NO. OF SHARES  PERCENT     NO. OF SHARES
------------------------------------                 -------------  -------   -------------  -------     -------------
Oh Kim Sun (8)                                           5,745,324    20.7           40,000     18.2     10,000    6.7
   c/o Chemical Company of
   Malaysia Berhad
   Wisma Sine Darby
   14 Jalan Faja Laut
   50708 Kuala Lumpur, Malaysia

May Chu (9)                                                 53,373     *                 --       --         --     --
   c/o Impax Laboratories, Inc.
   30831 Huntwood Avenue
   Hayward, CA 94544

Marc Feinberg  (10)                                          4,136     *                 --       --         --     --
   103 Swarthmore Drive
   Moorestown, NJ 08057

Mitchell Goldberg (11)                                      38,175     *                 --       --         --     --
   c/o Impax Laboratories, Inc.
   3735 Castor Avenue
   Philadelphia, PA 19124

Pieter Groenewoud (12)                                      13,652     *                 --       --         --     --
   4 Westover Court
   Yardley, PA 19067

Cornel C. Spiegler (13)                                     65,374     *                 --       --         --     --
   c/o Impax Laboratories, Inc.
   3735 Castor Avenue
   Philadelphia, PA 19124

Joseph A. Storella (14)                                     52,000     *                 --       --         --     --
   c/o Impax Laboratories, Inc.
   3735 Castor Avenue
   Philadelphia, PA 19124

Bear Stearns Asset Management, Inc. (15)                 1,918,554    7.7                --       --         --     --
   575 Lexington Avenue
   New York, NY 10167

Chemical Company of Malaysia Berhad (16)                 5,741,154    20.8           40,000     18.2     10,000    6.7
   Wisma Sine Darby
   14 Jalan Faja Laut
   50708 Kuala Lumpur, Malaysia

Chiin Hsiao Children Irrevocable Trust                   2,601,924    10.5               --       --         --     --
   c/o Laurie A. Miller, Esquire
   3542 Oak Knoll Drive
   Redwood City, CA 94062

China Development Industrial Bank (17)                   4,269,357    14.7           55,000     25.0     30,000   20.0
   c/o Brian Keng
   3945 Freedom Circle, Suite 1150
   Santa Clara, CA 95054

                                                                          SHARES BENEFICIALLY OWNED +
                                                     -------------------------------------------------------------------
                                                                                     SERIES 1               SERIES 2
                                                          COMMON STOCK           PREFERRED STOCK         PREFERRED STOCK
                                                     ----------------------   ----------------------     ---------------
NAME AND ADDRESS OF BENEFICIAL OWNER                 NO. OF SHARES  PERCENT   NO. OF SHARES  PERCENT     NO. OF SHARES
------------------------------------                 -------------  -------   -------------  -------     -------------
John Hsiao (18)                                          1,658,800    6.6                --       --             --      --
   c/o Impax Laboratories, Inc.
   30831 Huntwood Avenue
   Hayward, CA 94544

Robert Fleming, Inc. (19)                                4,625,000    15.7           50,000     22.7         75,000    50.0
   Fleming US Discovery Fund III, L.P.                   3,986,052    13.6           43,093     19.6         64,637    43.1
   Fleming US Discovery Offshore Fund III, L.P.            638,548     2.1            6,907      3.1         10,363     6.9
   c/o Robert Fleming, Inc.
   320 Park Avenue 11th Floor
   New York, NY 10022

Kingdon Capital Management (20)                          1,882,353    7.6                --       --             --      --
   Kingdon Offshore, N.V.                                1,129,412    4.6
   Kindon Associates, L.P.                                 376,471    1.5
   Kingdon Partners, L.P.                                  376,470    1.5
   152 West 57th Street
   New York, NY 10019

Hsu Children Irrevocable Trust                           1,334,320    5.4                --       --             --      --
   c/o Laurie A. Miller, Esquire
   3542 Oak Knoll Drive
   Redwood City, CA 94062

Laurie A. Miller, Esquire (21)                           4,037,153    16.2               --       --             --      --
   3542 Oak Knoll Drive
   Redwood City, CA 94062

Uni-President Enterprises Corp.(22)                      4,269,357    14.7           55,000     25.0         30,000    20.0
   c/o Jason Lin
   301 Chung Cheng Road
   Yeong Kang
   Tainan Hslen, Taiwan R.O.C.

All directors and executive officers as a
group (15)                                              18,007,466    53.0           95,000     43.2         45,000    30.0


----------
*    Less than one percent

+ Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and includes voting or investment power with respect to the Capital Stock. Shares currently exercisable or exercisable within 60 days of the date hereof are deemed outstanding for computing the share ownership and percentage ownership of the person holding such securities, but are not deemed outstanding for computing the percentage of any other person.

(1) Includes options to purchase 117,384 shares of common stock which may be exercised within 60 days.

(2) Consists of options to purchase 1,667 shares of common stock which may be exercised within 60 days. Mr. David Edwards is an employee of Fleming Capital Management, a subsidiary of Robert Fleming, Inc. See also Note 19.

(3) Includes 500,370 shares of common stock held in trust for the benefit of John Hsiao's children, 250,185 shares of common stock held in trust for the benefit of Richard Hsiao's children, options to purchase 83,395 shares of common stock which may be exercised within 60 days, 5,000 shares of Series 2 Preferred which are immediately convertible into 100,000 shares of common stock and warrants immediately convertible into 667,160 shares of common stock. Does not include 2,601,924 shares of common stock held in the Chiin Hsiao Children Irrevocable Trust, as to which shares Dr. Hsiao does not have voting or dispositive power.

(4) Includes options to purchase 83,395 shares of common stock which may be exercised within 60 days and warrants immediately convertible into 667,160 shares of common stock. Does not include 1,334,320 shares of common stock held in the Hsu Children Irrevocable Trust, as to which shares Dr. Hsu does not have voting or dispositive power.

(5) Mr. Brian Keng is an employee of China Development Industrial Bank. Does not include shares beneficially owned by China Development Industrial Bank. See also Note 17.

(6) Because of Mr. Jason Lin's role as President of Uni-President Enterprises Corporation, he may also be deemed to beneficially own the shares of Series 1B and Series 2 Preferred Stock owned by Uni-President Enterprises Corporation. Includes 55,000 shares of Series 1B Preferred Stock which shares are immediately convertible into 3,669,357 shares of common stock and 30,000 shares of Series 2 Preferred Stock which shares are immediately convertible into 600,000 shares of common stock. See also Note 22.

(7) Consists of options to purchase 11,667 shares of common stock which may be exercised within 60 days. Does not include shares beneficially owned by Kingdon Capital Management Corporation ("KCMC"), the general partner of M. Kingdon Offshore, N.V., Kingdon Associates, L.P. and Kingdon Partners, L.P. (collectively, "Kingdon"), with which Mr. Markbreiter is associated See also Note 20.

(8) Because Mr. Oh Kim Sun is a substantial stockholder of the Chemical Company of Malaysia, he may also be deemed to beneficially own the shares of Series 1B and Series 2 Preferred Stock owned by the Chemical Company of Malaysia. Includes 40,000 shares of Series 1B Preferred Stock which shares are immediately convertible into 2,668,623 of common stock, 10,000 shares of Series 2 Preferred Stock which shares are immediately convertible into 200,000 shares of common stock and options to purchase 4,170 shares of common stock which may be exercised within 60 days.

(9) Consists of options to purchase 53,373 shares of common stock which may be exercised within 60 days.

(10) Mr. Feinberg served as Vice President, Quality Assurance until December
     1999.

(11) Consists of options to purchase 38,175 shares of common stock which may be exercised within 60 days.

(12) Mr. Groenewoud served as Vice President, Product Development until January 2000. Includes options to purchase 10,633 shares of common stock which may be exercised within 60 days.

(13) Includes options to purchase 53,537 shares of common stock which may be exercised within 60 days and a warrant to purchase 3,500 shares of common stock immediately exercisable.

(14) Includes options to purchase 51,000 shares of common stock which may be exercised within 60 days.

(15) The source of this information is the Schedule 13G, dated February 14, 2000 filed with the Securities and Exchange Commission. Such Schedule 13G reported that Bear Stearns Asset Management, Inc. has sole power to dispose or direct the disposition of 1,693,554 shares which it beneficially owned. Includes a warrant to purchase 225,000 shares of common stock immediately exercisable.

(16) Includes shares of Series 1B Preferred Stock immediately convertible into 2,668,623 shares of common stock and shares of Series 2 Preferred Stock immediately convertible into 200,000 shares of common stock.

(17) Consists of shares of Series 1B Preferred Stock immediately convertible into 3,669,357 shares of common stock and shares of Series 2 Preferred Stock immediately convertible into 600,000 shares of common stock.

(18) Includes a warrant to purchase 266,864 shares of common stock immediately exercisable. Mr. John Hsiao is an employee of the Company and the brother of Charles Hsiao, the Chairman and the Co-Chief Executive Officer of the Company.

(19) Consists of shares of series 1A Preferred Stock immediately convertible into 2,500,000 shares of common stock, warrants to purchase an aggregate of 625,000 shares of common stock which may be exercised within 60 days and shares of Series 2 Preferred Stock immediately convertible into 1,500,000 shares of common stock.

(20) KCMC, the general partner of Kingdon, is deemed to be the beneficial owner of the 1,882,353 shares of common stock held by Kingdon.

(21) Includes options for 23,518 shares of common stock which may be exercised within 60 days and 3,936,244 shares of common stock owned by the Chiin Hsiao Children Irrevocable Trust and the Hsu Children Irrevocable Trust, for which Laurie A. Miller, who is corporate counsel to Impax, serves as trustee, and therefore may be deemed to beneficially own the shares held by the trust. Ms. Miller disclaims beneficial ownership of these shares.

(22) Consists of shares of Series 1B Preferred Stock immediately convertible into 3,669,357 shares of common stock and shares of Series 2 Preferred Stock immediately convertible into 600,000 shares of common stock.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     Nine directors (constituting the entire Board) are to be elected at the Annual Meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified. If any of these nominees becomes unavailable for any reason, or if a vacancy should occur before the election, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee or to fill the vacancy on the Board. All nominees have consented to be named and have indicated their intent to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur.

     The nominees, their ages and the year in which become a director and their principal occupations or employment during the past five years are as follows:


                                                       Director
      Name                                  Age          since                   Position
      ----                                  ---          -----                   ---------
Barry R. Edwards                            43          1999       Co-Chief Executive Officer and Director

David J. Edwards                            34          1999       Director

Nigel Fleming, Ph.D.                        45          1999       Director

Charles Hsiao, Ph.D.                        56          1999       Chairman, Co-Chief Executive Officer and Director

Larry Hsu, Ph.D.                            51          1999       President, Chief Operating Officer and Director

Brian Keng                                  45          1999       Director

Jason Lin                                   56          1999       Director

Michael Markbreiter                         38          1997       Director

Oh Kim Sun                                  51          1999       Director

     BARRY R. EDWARDS has been Co-Chief Executive Officer since December 14, 1999, and a Director since January 1999. Previously, Mr. Edwards has served as President since August 1998 and Chief Executive Officer since January 1999. From 1996 to 1998, Mr. Edwards was Vice President, Marketing and Business Development for Teva Pharmaceuticals USA, a manufacturer of generic drugs. From 1991 to 1996, Mr. Edwards served as Executive Director of Gate Pharmaceuticals, a division of Teva Pharmaceuticals USA. Prior to 1991, Mr. Edwards held a number of management functions in strategic planning, corporate development, business development and marketing at Teva Pharmaceuticals USA.

     DAVID J. EDWARDS has been a Director of Impax Laboratories, Inc. since May 12, 1999, Vice President at Fleming Asset Management since 1994 and a Director of Alyn Corporation since 1999. Prior to that time, Mr. Edwards was an Associate with Booz Allen & Hamilton, a strategic management consulting company based in New York. From 1987 to 1999, Mr. Edwards was a Process Engineer with Exxon Chemical Corporation. Mr. Edwards received a MBA from Harvard Business School and a Masters in Engineering from Cambridge University.

     NIGEL FLEMING, PH.D. has served as a Director of Impax Laboratories, Inc. since December 14, 1999, and has been Chief Financial Officer and a director of Bay Area Psychological Testing (BAPTA) since January, 1999. Dr. Fleming co-founded Biovision, Inc. in 1996 and served as Managing Director and a director of Biovision from 1996 to 1999. Dr. Fleming also served as Chairman, President and Chief Executive Officer of Agricola Technologies, Inc. from July 1996, to the present. In November 1986, Dr. Fleming founded Genica Pharmaceuticals Corporation, where he served at various times as Chairman, Chief Executive Officer, Board Member and Vice-President - Business Development from 1986 through 1995, when the company was sold to Athena Neurociences (now Elan Pharmaceuticals), where Dr. Fleming was Director of Business Development for approximately two years. Dr. Fleming obtained his Ph.D. in Clinical Biochemistry form the University of Cambridge in England, and was a lecturer at Harvard Medical School for a number of years.

     CHARLES HSIAO, PH.D. has been Chairman, Co-Chief Executive Officer and Director since December 14, 1999. Dr. Hsiao co-founded Impax Pharmaceuticals, Inc. in 1994, and has served as Chairman, Chief Executive Officer and a Director since its inception. Dr. Hsiao co-founded IVAX Corporation in 1986 with two partners. By October 1994, when he left the Vice-Chairman position at IVAX, this company had become the world's largest generic pharmaceutical company with approximately 7000 employees and $1 billion in worldwide sales. Dr. Hsiao's technical expertise is in the area of formulation and development of oral controlled-release dosage form. Dr. Hsiao obtained his Ph.D. in pharmaceutics from University of Illinois.

     LARRY HSU, PH.D. has been President, Chief Operating Officer and Director since December 14, 1999. Dr. Hsu co-founded Impax Pharmaceuticals, Inc. in 1994 and served as its President, Chief Operating Officer and a member of the Board of Directors since its inception. From 1980 to 1995, Dr. Hsu worked at Abbott Laboratories for 15 years. During the last four years at Abbott, Dr. Hsu was the Director of Product Development in charge of formulation development, process engineering, clinical lot manufacturing and production technical support of all dosage forms, managing a staff of approximately 250 people. Dr. Hsu's technical expertise is in the area of formulation and development of injectable products, particularly products that require lyophilization technology, such as anti-cancer drugs and biotechnology products. Dr. Hsu obtained his Ph.D. in pharmaceutics from University of Michigan.

     BRIAN KENG has served as a Director of Impax Laboratories, Inc. since December 14, 1999. Mr. Keng is the President and CEO of CDIB Capital (USA), Inc. He has served as General Manager and First Vice President of the Overseas Business Department of China Development Corporation since 1995 and served in the same positions in the Corporation Planning Department of China Development Corporation. Mr. Keng has also worked in the Business Planning Department for China Securities Investment Trust Corporation and worked in the Trust and Funding Departments of the International Commercial Bank of China.

     JASON LIN has served as a Director of Impax Laboratories Inc. since December 14, 1999. Mr Lin is the President of the Uni-President Enterprises Corporation. Mr. Lin has served as Chairman of President Baseball Team Corp., a Chinese Professional baseball league, for approximately ten years. He has also served as Chairman of President Coffee Corp. in Taiwan for approximately two years, and as Chairman of Presicarre Co. for approximately three years.

     MICHAEL MARKBREITER has served as a Director of Impax Laboratories, Inc. since 1997, and has been a portfolio manager for private equity investments for Kingdon Capital Management Corp., a New York hedge fund, from August 1995 to December 1998. In April 1994, Mr. Markbreiter co-founded Ram Investment Corp., a venture capital company. From March 1993 to January 1994, Mr. Markbreiter served as a portfolio manager for Kingdon Capital Mr. Markbreiter was an analyst at Alliance Capital Management Corp. From July 1993 to September 1989, Mr. Markbreiter was an Executive Editor for Arts of Asia magazine. Mr. Markbreiter has served as a Director of Alyn Corporation, an advanced Materials producer, since May 1996. Mr. Markbreiter graduated from Cambridge University with a degree in Engineering.

     OH KIM SUN has served as a Director of Impax Laboratories, Inc. since December 14, 1999. He has been employed with Chemical Company of Malaysia Berhad
(CCM), since 1983 and currently serves as Group Executive Director of CCM, a Malaysian corporation whose stock is listed on the Kuala Lumpur Stock Exchange. Mr. Oh is also a director of Nortran Pharmaceuticals, Inc. and Immune Network Research Ltd., both of which are Canadian corporations listed on the Vancouver Stock Exchange. Mr Oh is a fellow member of The Institute of Chartered Accountants of England and Wales and the Malaysian Association of Certified Public Accountants.

COMMITTEES

     The Board of Directors of the Company has an Audit Committee, Compensation Committee and Stock Option Committee. During the fiscal year ended December 31, 1999, each director then in office attended not less than 75% of the aggregate number of meetings of the Board of Directors and meetings of the committee of the Board on which he served which were held while such person served in office. The Board of Directors held 13 meetings during the fiscal year ended December 31, 1999.

     The Audit Committee, established in October 1995, currently consists of Mr. David Edwards, as Chairman, and Messrs. Brian Keng and Oh Kim Sun. The Audit Committee reviews with the Company's independent accountants the scope and timing of their audit services, any other services they are asked to perform, the report of independent accountants on the Company's financial statements following completion of their audit and the Company's policies and procedures with respect to internal accounting and financial controls. In addition, the Audit Committee makes an annual recommendation to the Board of Directors concerning the appointment of independent accountants for the ensuing year. The Audit Committee met one time during the fiscal year ended December 31, 1999.

     The Compensation Committee, established in October 1995, currently consists of Dr. Nigel Fleming, as Chairman, and Messrs. David Edwards and Brian Keng. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding the compensation and benefits of all officers of the Company and reviews general policy matters relating to compensation and benefits of all officers of the Company and reviews general policy matters relating to compensation and benefits of employees of the Company. Prior to the formation of the Stock Option Committee in March 1997, the Compensation Committee also administered the 1995 Stock Option ("1995 Plan") Plan. The Compensation Committee met three times during the fiscal year ended December 31, 1999.

     The Stock Option Committee, established in March 1997, currently consists of Dr. Nigel Fleming, as Chairman, and Messrs. Brian Keng and David Edwards. Except with regard to director option grants, the Stock Option Committee reviews the stock option benefits of all officers of the Company and other participants in the 1995 Stock Option Plan and 1999 Equity Incentive Plan ("1999 Plan"), reviews general policy matters relating to stock options, grants stock options to officers of the Company and other participants in the 1995 Plan and 1999 Plan and administers the 1995 Plan and 1999 Plan. The Stock Option Committee met seven times during the fiscal year ended December 31, 1999.

COMPENSATION OF DIRECTORS

     Members of the Board of Directors of the Company received no annual remuneration for acting in that capacity during the fiscal year ended December 31, 1999. The Company's non-employee directors were paid $500 (plus reasonable expenses) for each attended meeting of the Board of Directors.

Pursuant to the terms of the 1999 Plan, each non-employee director is granted options to purchase 2,000 shares of Common Stock annually. In addition a non-employee director, when first selected, is granted an option to purchase 10,000 shares. All of these options vest ratably over three years commencing on the first anniversary of the grant date, are exercisable at the fair value market value on the date of grant. The Company reimbursed its directors for their respective out-of-pocket expenses incurred in attending board and committee meetings. On December 15, 2000, pursuant to the 1999 Plan, Nigel Fleming, Ph.D. was granted an option to purchase 12,000 shares of Common Stock at an exercise price of $4.00 per share and Messrs. David Edwards, Brian Keng, Jason Lin, Michael Markbreiter and Oh Kim Sun were each granted options to purchase 2,000 shares of Common Stock at an exercise price of $4.00 per share.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representatives that no other reports were required during 1999, the Company's directors, officers and beneficial owners of ten percent or more of the Company's Common Stock are in compliance with the reporting requirements of Section 16(a) under the Securities Exchange Act of 1934, as amended.

VOTE REQUIRED

     The nine nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instructions to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will not be counted as a vote for any such nominee.

         THE BOARD OF DIRECTORS DEEMS THE ELECTION AS DIRECTORS OF THE NINE NOMINEES LISTED ABOVE TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THESE NOMINEES.

EXECUTIVE COMPENSATION

     The following table summarizes the compensation earned by or paid to the Company's Chairman, each Co-Chief Executive Officer, the President and Chief Operating Officer and the Company's other six most highly compensated executive officers for 1999, 1998 and 1997, including two executive officers who left the Company in December 1999 and January, 2000.


                                                                          Annual                           Long-Term
                                                                       Compensation                      Compensation
                                                        -------------------------------------------    ------------------
                                                                                        Other Annual     Common Stock
                                                                                        Compensation   Underlying Options
         Name and Principal Position            Year      Salary ($)       Bonus ($)         $                (#)
   --------------------------------------      ------    ------------     -----------   ------------   ----------------
Charles Hsiao, Ph.D.                           1999     122,292 (1)                --             --       333,580
   Chairman and Co-Chief Executive
   Officer

Barry R. Edwards                               1999     167,848                45,550       11,753(2)      370,000
  Co-Chief Executive Officer                   1998      93,363                10,000        5,472(3)       62,175


Larry Hsu, Ph.D.                               1999     122,292(4)                 --             --       333,580
   President and Chief Operating
   Officer

Cornel C. Spiegler                             1999     150,191                13,761        3,492(5)       20,000
   Chief Financial Officer                     1998     138,926                 1,391        3,522(5)       10,870
                                               1997     136,660                    --        3,259(5)       36,000(9)

Joseph A. Storella                             1999     148,027                11,463        5,554(5)       12,000
   Vice President Operations                   1998     135,922                 1,365        5,746(5)       10,000
                                               1997     133,100                    --        5,317(5)       36,000(9)

Marc Feinberg (6)                              1999     131,510                 8,854        3,233(5)
Vice President, Quality                        1998     131,514                 1,365        3,269(5)
                                               1997     133,100                    --        3,025(5)       36,000(9)

Pieter Groenewoud (7)                          1999     127,116                 8,570        3,268(5)        4,000
   Vice President,                             1998     127,704                 1,200        3,280(5)       11,000
   Product Development                         1997      92,146                    --        3,031(5)       25,000(9)

Mitchell Goldberg                              1999     118,145                19,024        1,287(5)
   Vice President, Sales                       1998     111,237                21,100        1,371(5)        2,175
                                               1997      95,111                    --          813(5)       36,000(9)

May Chu                                        1999     104,583(8)                 --             --        66,716
   Vice President, Quality Affairs

----------
(1)  This amount represents Dr. Hsiao's salary for the entire year 1999.

(2) Represents life insurance and long-term disability insurance along with gross-up tax payments with respect to such insurance payments and $8,958 in car allowance.

(3) Represents life insurance and long-term disability insurance along with gross-up tax payments with respect to such insurance payments and $3,336 in car allowance.

(4)  This amount represents Dr. Hsu's salary for the entire year 1999.

(5) Represents life insurance and long-term disability insurance along with gross-up tax payments with respect to such insurance payments.

(6) Mr. Feinberg has served as Vice President, Quality Assurance from October 1996 through December 1999.

(7) Mr. Groenewoud has served as Vice President, Product Development since May 1996 through January 2000.

(8)  This amount represents Mrs. Chu's salary for the entire year 1999.

(9) Represents cancellation of old options and the issuance of identical repriced new options having an exercise price of $3.125 per share.

     The following table sets forth information on option grants in the fiscal year ended December 31, 1999 to the persons named in the Summary Compensation Table.

                        OPTION GRANTS IN LAST FISCAL YEAR


                                        NUMBER OF         % OF TOTAL OPTIONS
                                        SECURITIES            GRANTED TO
                                    UNDERLYING OPTIONS   EMPLOYEES IN FISCAL         EXERCISE
NAME                                      GRANTED                YEAR               PRICE $/SH          EXPIRATION DATE
----                                    -----------           ---------             ----------          ---------------
Charles Hsiao, Ph.D.                     333,580(1)              25.6                0.82(1)                  4/2/09
Barry R. Edwards                         100,000                  7.7                2.1875                  2/12/09
                                         270,000                 20.7                3.875                  12/14/09
Larry Hsu, Ph.D.                         333,580(1)              25.6                0.75(1)                  4/2/09
May Chu                                   66,716(1)               5.1                0.75(1)                  4/2/09
Cornel Spiegler                            8,000                  *                  2.1875                  2/12/09
                                          12,000                                     3.3125                  7/20/09
Joseph Storella                           12,000                  *                  2.1875                  2/12/09
Pieter Groenewoud                          4,000                  *                  2.1875                  2/12/09
Mitchell Goldberg                             --                   --                    --                       --
Marc Feinberg                                 --                   --                    --                       --

----------

*    Less than one percent.

(1) These amounts are on as converted basis after giving effect to the conversion factor of 3.3358 shares of Global Pharmaceutical Corporation for one share of Impax Pharmaceuticals, Inc.

     The following table sets forth information with respect to unexercised stock options held at December 31, 1999 by the persons named in the Summary Compensation Table. There were no exercises of options to purchase Common Stock by such individuals during the fiscal year ended December 31, 1999.


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                                         NUMBER OF UNEXERCISED             VALUE OF UNEXERCISED
                                                            OPTIONS HELD AT               IN-THE-MONEY OPTIONS AT
NAME                                                      FISCAL YEAR END (#)               FISCAL YEAR END ($)
----                                                  -----------------------------    ------------------------------
                                                      EXERCISABLE     UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
                                                      -----------     -------------    -----------     --------------
Charles Hsiao, Ph.D.                                             --          333,580         --(1)       1,310,969(1)
Barry R. Edwards                                             34,375           15,625         --(2)              --(2)
                                                                 --           12,175         --             33,481(3)
                                                             27,778           72,222     71,181(4)         185,069(4)
                                                                 --          270,000         --            236,250(5)
Larry Hsu, Ph.D.                                                 --          333,580         --(6)       1,334,320(6)
May Chu                                                      40,030           80,059    160,120(6)         320,236(6)
Cornel Spiegler                                              36,000               --     58,500(7)              --(7)
                                                                 --           10,870         --(0)          29,893(3)
                                                              2,222            5,778      5,694(4)          14,806(4)
                                                              1,667           10,333      2,396(8)          14,854(8)
Joseph Storella                                              36,000               --     58,500(7)              --(7)
                                                                 --           10,000         --(3)          27,500(3)
                                                              3,333            8,667      8,541(4)          22,209(4)
Mitchell Goldberg                                            33,000            3,000     53,625(7)           4,875(7)
                                                                 --            2,175         --(3)           5,981(3)
Pieter Groenewoud                                            25,000               --     40,625(7)              --(7)
                                                             11,000               --     11,000(9)              --(9)
                                                              1,111            2,889      2,847(4)           7,403(4)
Marc Feinberg                                                36,000               --     58,500(7)              --(7)

----------
(1) Computed based on the difference between the closing price per share of the Common Stock at $4.75 on December 31, 1999 and the exercise price of $0.82.

(2) Computed based on the difference between the closing price per share of the Common Stock at $4.75 on December 31, 1999 and the exercise price of $5.00.

(3) Computed based on the difference between the closing price per share of the Common Stock at $4.75 on December 31, 1999 and the exercise price of $2.00.

(4) Computed based on the difference between the closing price per share of the Common Stock at $4.75 on December 31, 1999 and the Exercise price of $2.1875.

(5) Computed based on the difference between the closing price per share of the Common Stock at $4.75 on December 31, 1999 and the exercise price of $3.875.

(6) Computed based on the difference between the closing price per share of the Common Stock at $4.75 on December 31, 1999 and the exercise price of $0.75.

(7) Computed based on the difference between the closing price per share of the Common Stock at $4.75 on December 31, 1999 and the exercise price of $3.125.

(8) Computed based on the difference between the closing price per share of the Common Stock at $4.75 on December 31, 1999 and the exercise price of $3.3125.

(9) Computed based on the difference between the closing price per share of the Common Stock at $4.75 on December 31, 1999 and the exercise price of $3.75.


EMPLOYMENT AGREEMENTS

     At the closing of the merger between Global Pharmaceutical Corporation and Impax Pharmaceuticals, Inc., effective December 14, 1999, each of Mr. Barry R. Edwards and Drs. Hsiao and Hsu entered into a new employment agreement with the Company. Each of these employment agreements has substantially the same terms. Mr. Edward's and Dr. Hsiao's agreements provide that they will serve as Co-Chief Executive Officers of the Company and, in the case of Dr. Hsiao, Chairman of the Board. Dr. Hsu's Agreement provides that he will serve as President and Chief Operating Officer of the Company. The other material terms of these employment agreements are described below.

     Each employment agreement will be for an initial term of three years, and will be renewed automatically for successive one-year terms unless terminated by either party at least six months prior to the expiration of the initial term or any renewal term. Each of the executives will receive an annual salary of $175,000, and will be entitled to a bonus based on criteria established by the Board of the Company. Any bonus paid to one of these three executives must be similarly paid at the same time to the other two executives.

     Any of the executives may be terminated by the Company, either with or without cause. The executive may terminate his own employment for any reason, or for good reason. These terms are defined more fully in the employment agreements. In general, cause means:

     o a material breach of the provisions of the employment agreement relating to proprietary information, trade secrets, confidentiality and non-competition;

     o a material breach of any other provision of the employment agreement that is not remedied within 30 days of such breach;

     o    any act of fraud or embezzlement against the Company; or

     o any indictment of the executive for a felony or other crime that would cause injury to the reputation of the Company.

In general, good reason means:

     o assignment of duties or a reduction in duties which is inconsistent with the executive's position;

     o a material reduction in executive's salary or benefits not agreed to by the executive;

     o a relocation that would require executive to have commute of more than 50 miles; or

     o    a change in control of the Company.

In general, a change in control is defined as:

     o the acquisition by any person or entity of ownership or control of more than 50% of the voting power of the Company;

     o a sale or disposition of assets totaling more than 50% of the value of the Company;

     o a merger or reorganization in which the Company's stockholders immediately prior to the merger do not own a least 51% of the voting power of the Company after the merger;

     o any transaction where the Company's stockholders immediately prior to the transaction do not own at least 51% of the voting power of the Company after the transaction; or

     o any other transaction that the Board determines would materially alter the structure, ownership or control of the Company.

     If the executive is terminated without cause or terminates his employment for good reason, he will be entitled to receive a payment of all accrued and unpaid salary and benefits plus salary and benefits for the next six months or, if less, the remainder of the term of the employment agreement.

     The executives have also agreed to keep all proprietary information of the Company confidential and to assign all proprietary information or intellectual property developed by the executive during the course of his employment to the Company. Each executive has also agreed that during the term of the employment agreement and for a period of two years following the termination of his employment, he will not engage in a business competitive with that of the Company or entice any of the Company's customers, suppliers or business partners to end their relationship with the Company.

     In addition to the terms previously described, Mr. Edward's employment agreement provides that he will receive an option to purchase 270,000 shares of common stock at the prevailing market price at the time the option is granted. The shares covered by this option vest and are exercisable on the following schedule: (i) first year - 0%; (ii) second year - 10%; (iii) third year - 40%;
(iv) fourth year - 50%.

     Cornel C. Spiegler has entered into a three-year employment agreement with the Company for the position of Chief Financial Officer and Vice President - Administration, effective September 1995. Mr. Spiegler's employment agreement provides for a base annual salary of $125,000, which may be increased annually at the discretion of the Board of Directors, as well as stock options and a customary benefits package.

     At the Company's option, the term of Mr. Spiegler's employment agreement may be extended for one additional year. The employment agreement of Mr. Spiegler prohibits him from (i) competing with the Company for one year following termination of employment with the Company and (ii) disclosing confidential information or trade secrets in any unauthorized manner. If Mr. Spiegler is discharged without cause (as defined in his agreement), the Company will continue to pay him at his then current salary of the longer of six months or the remainder of the agreed upon employment period.

     In connection with his employment agreement in December 1995 the Company granted Mr. Spiegler an option to purchase 36,000 shares of Common Stock at $8.50 per share. One-third of the option vested on September 27, 1996 and the remaining two-thirds vested in monthly installments over the 24-month period beginning on September 27, 1996, in each case based on Mr. Spiegler's continued employment during that time. In conjunction with the repricing of all of the Company's stock options, Mr. Spiegler's options were cancelled effective December 19,1997 and replaced with identical repriced new options having an exercise price of $3.125 per share.

     At various times during 1996 and 1997, Joseph Storella and Mitchell Goldberg entered into three-year employment agreements with the Company for the position of Vice President -Operations and Vice President - Sales, respectively. Messrs. Storella's and Goldberg's employment agreements provide for a base annual salary of $130,000 and $110,000, respectively, which may be increased annually at the discretion of the Board of Directors, as well as stock options and a customary benefits package. Under Mr. Goldberg's employment agreement, he received a sign-on bonus of $10,000. In addition, he was eligible for certain performance-based bonuses in 1997 in the amount of $5,000 per quarter in the event the Company reached certain projected sales goals, which amount was to be proportionally increased in the event that such goals are exceeded, and $10,000 per quarter in 1998 in the event that such projections were met. In January, 1998, Mr. Goldberg was paid a sales bonus of $10,000 regarding the

1997 sales performance. In April 1998, Mr. Goldberg was paid a sales bonus of $10,000 regarding the quarter ended March 31, 1998 sales performance.

     The term of each of Messrs. Storella's and Goldberg's employment agreement may be extended. The employment agreements of Messrs. Storella and Goldberg prohibit them from (i) competing with the Company for one year following termination of employment with the Company and (ii) disclosing confidential information or trade secrets in any unauthorized manner. If Mr. Goldberg is discharged without cause (as defined in his agreement), the Company shall continue to pay Mr. Goldberg his then current salary for the lesser of six months or the remainder of the agreed upon employment period. If Mr. Storella is discharged without cause (as defined in his agreement), the Company shall continue to pay him his then current salary for a period of six months.

     In 1996, in connection with his employment agreement, the Company granted Mr. Storella an option to purchase 36,000 shares of Common Stock at $9.13 per share. One-third of the option vested on May 20, 1997 and the remaining two-thirds vests in monthly installments over the 24-month period beginning on May 20, 1997, in each case based on Mr. Storella's continued employment during that time. In conjunction with the repricing of all the Company's stock options, Mr. Storella's options were cancelled effective December 19, 1997 and replaced with identical repriced new options having an exercise price of $3.125 per share. In 1999, Mr. Storella's employment agreement was extended for another two years through May 2002. This agreement provides for an annual salary of $145,000 for the period May 19, 1999 through May 18, 2000, and of $150,500 from May 19, 2000 through May 19, 2001. In connection with his employment agreement, Mr. Storella was granted an option to purchase 12,000 shares of Common Stock at $2.1875 per share. The terms of this agreement are substantially the same terms as the previous employment agreement.

     In 1997, in connection with his employment agreement, the Company granted Mr. Goldberg an option to purchase 36,000 shares of Common Stock at $8.50 per share. One-third of the option vested on March 17, 1998 and the remaining two-thirds vests in monthly installments over the 24-month period beginning on March 17, 1997, in each case based on Mr. Goldberg's continued employment during that time. In conjunction with the repricing of all of the Company's stock options, Mr. Goldberg's options were cancelled effective December 19, 1997 and replaced with identical repriced new options having an exercise price of $3.125 per share.

                  PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT
                           OF INDEPENDENT ACCOUNTANTS

     The stockholders will be asked to ratify the appointment of PricewaterhouseCoopers LLP as the independent accountants of the Company for the fiscal year ending December 31, 2000. PricewaterhouseCoopers LLP audited the financial statements of the Company for the fiscal year ended December 31, 1999. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions from stockholders.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2000.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMMENDS A VOTE "FOR" APPROVAL THEREOF.

                              STOCKHOLDER PROPOSALS

     All stockholder proposals which are intended to be presented at the Annual Meeting of Stockholders of the Company to be held in 2001 must be received by the Company no later than December 18, 2000 for inclusion in the Board of Directors' proxy statement and form of proxy relating to that meeting. Any such proposal must also comply with the proxy rules under the Securities Exchange Act of 1934, including Rule 14a-8. Any notice of a shareholder proposal for consideration at the 2001 Annual Meeting that is submitted to the Company outside the processes of Rule 14a-8 will be considered untimely for purposes of Rule 14a-4(c)(1) if it is submitted after March 3, 2001. Rule 14(a)-4(c)(1) provides that discretionary voting authority may be exercised with respect to such untimely proposals.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

                            IMPAX LABORATORIES, INC.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 22, 2000.

     The undersigned, a stockholder of Impax Laboratories, Inc. (the "Corporation"), hereby constitutes and appoints Charlie Hsiao, Ph.D. and Cornel
C. Spiegler, and each of them, the true and lawful proxies and attorneys-in-fact of the undersigned, with full power of substitution in each of them, to vote all shares of Common Stock, Series 1A Preferred Stock, Series 1B Preferred Stock and Series 2 Preferred Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on Monday, May 22, 2000, and at any and all adjournments or postponements thereof, as follows:

(1)   ELECTION OF DIRECTORS
      |_| FOR the nominees listed below             |_| WITHHOLDING AUTHORITY
          (except as marked to the contrary below)      to vote for all nominees
                                                        listed below

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below).

Nominees: Barry R. Edwards, David J. Edwards, Nigel Fleming, Ph.D., Charles
          Hsiao, Ph.D., Larry Hsu, Ph.D., Brian Keng, Jason Lin, Michael Markbreiter and Oh Kim Sun

(2) PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS |_| FOR |_| AGAINST |_| ABSTAIN

(3) IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY AND ALL ADJOURNMENTS AND POSTPONEMENTS THEREOF.

                          (CONTINUED ON REVERSE SIDE.)

(CONTINUED)

     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED IN ITEMS 1, 2 AND 3 ABOVE. IF NO INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL LISTED NOMINEES FOR DIRECTORS AND FOR PROPOSAL 2.

     A MAJORITY OF THE ATTORNEYS AND PROXIES NAMED HEREIN PRESENT AND ACTING AT THE MEETING IN PERSON OR BY THEIR SUBSTITUTES (OR IF ONLY ONE IS PRESENT AND ACTING THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED HEREBY. DISCRETIONARY AUTHORITY IS CONFERRED HEREBY AS TO CERTAIN MATERS AS MAY PROPERLY COME BEFORE THE MEETING.

     ANY AND ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED ARE HEREBY REVOKED.

     Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 17, 2000 is hereby acknowledged.

                         Dated: ________________________________________________

                         _______________________________________________________

                         _______________________________________________________

                         Please sign exactly as your name(s) appear hereon. If shares are held by two or more persons each should sign. Trustees, executors and other fiduciaries should indicate their capacity. Shares held by corporations, partnerships, associations, etc. Should be signed by an authorized person, giving full title or authority.

            PLEASE DATE, SIGN AND MAIL IN THE ENCLOSED REPLY ENVELOPE